                                  EXHIBIT 99.2

FINANCIAL GUARANTY INSURANCE COMPANY
-------------------------------------------------------------------------------
Unaudited Interim Financial Statements

September 30, 1996

Balance Sheets                                                               1
Statements of Income                                                         2
Statements of Cash Flows                                                     3
Notes to Unaudited Interim Financial Statements.                             4


              See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                           Balance Sheets
--------------------------------------------------------------------------------
($ in Thousands)


                                                             September                 December 31,
                                                                30,
                                                               1996                        1995
                                                       ---------------------     ---------------------
                                                            (unaudited)

Assets
(Unaudited)

Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,153,856 in 1996 and $2,043,453 in 1995)              $2,172,841                 $2,141,584
Short-term investments, at cost, which
   approximates market                                        147,460                     91,032
Cash                                                              997                        199
Accrued investment income                                      33,825                     37,347
Reinsurance receivable                                          7,418                      7,672
Deferred policy acquisition costs                              93,676                     94,868
Property, plant and equipment net of
   accumulated depreciation of $14,704 in
   1996 and $12,861 in 1995                                     5,032                      6,314
Prepaid reinsurance premiums                                  159,506                    162,087
Prepaid expenses and other assets                              28,581                     39,199
                                                           ----------                 ----------
            Total assets                                   $2,649,336                 $2,580,302
                                                           ==========                 ==========

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                          $  685,364                 $  727,535
Losses and loss adjustment expenses                            72,127                     77,808
Ceded reinsurance payable                                      12,507                      1,942
Accounts payable and accrued expenses                          48,382                     32,811
Due to parent                                                     260                      1,647
Current federal income taxes payable                           78,818                     51,296
Deferred federal income taxes payable                          74,195                     99,171
Payable for securities purchased                               45,796                     40,211
                                                           ----------                 ----------
            Total liabilities                               1,017,449                  1,032,421
                                                           ----------                 ----------


Stockholder's Equity:

Common stock, par value $1,500 per share at
  September 30, 1996 and at December 31, 1995:
  10,000 shares authorized, issued and outstanding             15,000                     15,000
Additional paid-in capital                                    334,011                    334,011
Net unrealized gains on fixed maturity securities
   available for sale, net of tax                              12,340                     63,785
Foreign currency translation adjustment                        (2,296)                    (1,499)
Retained earnings                                           1,272,832                  1,136,584
                                                           ----------                 ----------

        Total stockholder's equity                          1,631,887                  1,547,881
                                                           ----------                  ---------

        Total liabilities and stockholder's equity         $2,649,336                 $2,580,302
                                                           ==========                 ==========

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                    Statements of Income
-------------------------------------------------------------------------------
($ in Thousands)


                                                                          Nine Months Ended September 30,
                                                                         1996                        1995
                                                                     -------------              -------------
                                                                      (Unaudited)
Revenues:

    Gross premiums written                                              $  65,875                  $  66,151
    Ceded premiums                                                        (14,178)                   (14,430)
                                                                       ----------                 ----------
    Net premiums written                                                   51,697                     51,721
    Decrease in net unearned premiums                                      39,589                     29,428
                                                                        ---------                 ----------
    Net premiums earned                                                    91,286                     81,149
    Net investment income                                                  92,957                     89,716
    Net realized gains                                                     11,132                     19,574
                                                                        ---------                 ----------
        Total revenues                                                    195,375                    190,439

Expenses:


    Losses and loss adjustment expenses                                   (2,078)                      1,191
    Policy acquisition costs                                               13,056                      9,013
    Other underwriting expenses                                            10,582                     14,925
                                                                       ----------                  ---------
        Total expenses                                                     21,560                     25,129
                                                                        ---------                  ---------
        Income before provision for federal income taxes                  173,815                    165,310

    Provision for federal income taxes                                     37,566                     33,323
                                                                        ---------                  ---------
         Net income                                                      $136,249                   $131,987
                                                                         ========                   ========

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                 Statements of Cash Flow
-------------------------------------------------------------------------------
($ in Thousands)


                                                                             Nine Months Ended September 30,
                                                                              1996                    1995
                                                                        -----------------       -----------------
                                                                           (Unaudited)

Operating activities
      Operating activities:

      Net income                                                            $ 136,249              $ 131,987
          Adjustments to reconcile net income to net
            cash provided by operating activities:
          Provision for deferred income taxes                                   3,155                 14,917
          Amortization of fixed maturity securities                               606                  2,064
          Policy acquisition costs deferred                                   (11,864)               (14,213)
          Amortization of deferred policy acquisition costs                    13,056                  8,787
          Depreciation of fixed assets                                          1,843                  1,686
          Change in reinsurance receivable                                        254                  4,574
          Change in prepaid reinsurance premiums                                2,581                  2,930
          Foreign currency translation adjustment                              (1,226)                  (923)
          Change in accrued investment income, prepaid
             expenses and other assets                                         14,140                   (969)
          Change in unearned premiums                                         (42,171)               (32,359)
          Change in losses and loss adjustment expense reserves                (5,681)                (6,439)
          Change in other liabilities                                          24,749                 (6,673)
          Change in current income taxes payable                               27,522                 (4,294)

          Net realized gains on investments                                   (11,132)               (19,574)
                                                                            ---------              ---------

      Net cash provided by operating activities                               152,081                 81,501
                                                                            ---------              ---------

      Investing activities:

      Sales or maturities of fixed maturity securities                        633,347                622,658
      Purchases of fixed maturity securities                                 (727,641)              (651,424)
      Sales or maturities (purchases) of short-term investments, net          (56,428)               (46,053)
      Purchases of property and equipment, net                                   (561)                  (449)
                                                                            ---------              ---------

      Net cash used for investing activities                                 (151,283)               (75,268)
                                                                            ---------              ---------

      Increase in cash                                                            798                  6,233
      Cash at beginning of period                                                 199                  1,766
                                                                            ---------              ---------

      Cash at end of period                                                 $     997              $   7,999
                                                                            =========              =========

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                            Notes to Financial Statements
-------------------------------------------------------------------------------

September 30, 1996 and 1995
(Unaudited)

     (1)  Basis of Presentation

          The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 1996 and 1995, (b) the financial position at September 30, 1996 and December 31, 1995, and (c) cash flows for the nine months ended September 30, 1996 and 1995.

          These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

          The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (2)  Statutory Accounting Practices

          The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

Financial Guaranty Insurance
Company                                            Notes to Financial Statements
--------------------------------------------------------------------------------

The following is a reconciliation of the net income and stockholder's equity of

Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                          Nine Months Ended September 30,
                                                       ------------------------------------------------------------------
                                                                                   (unaudited)

                                                                    1996                              1995
                                                        -----------------------------        ----------------------------
                                                              Net       Stockholder's          Net          Stockholder's
                                                            Income         Equity            Income            Equity
                                                            ------      -------------        ------         --------------
GAAP basis amount

                                                          $136,249       $1,631,887         $131,987        $1,487,346
Premium revenue recognition

                                                            (6,742)        (173,669)         (15,432)         (159,804)
Deferral of acquisition costs

                                                             1,192          (93,676)          (5,426)          (96,354)
Contingency reserve

                                                                 -         (428,798)               -          (372,683)
Non-admitted assets

                                                                 -           (4,314)               -            (6,084)
Case-basis losses incurred and salvage recoverable

                                                            (3,854)          (3,906)           1,586            (2,514)
Portfolio loss reserves

                                                                 -           24,000          (10,900)           35,200
Deferral of income tax

                                                             3,155           67,550           14,917            59,728
Unrealized gains on fixed maturity securities held at
fair value, net of taxes

                                                                 -          (12,340)               -           (34,463)
Profit commission

                                                             1,234           (4,510)           5,228            (3,613)
Contingency reserve tax deduction

                                                                 -           85,087                -            78,196
Provision for unauthorized reinsurance

                                                                 -                -                -              (266)
Allocation of tax benefits due to Parent's net
operating loss to the Company


                                                                (2)          10,289              118             9,772
                                                        ----------    -------------     ------------       -----------
Statutory basis amount

                                                          $131,232       $1,097,600         $122,078          $994,461
                                                        ==========    =============     ============       ============

Financial Guaranty Insurance
Company                                            Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 1996 and 1995
(Unaudited)

(3)  Dividends

     Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

        Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996. Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

     The amount of the Company's surplus available for dividends at September 30,1996 is approximately $109.8 million.

(4)  Income Taxes

     The Company's effective Federal corporate tax rate (21.6 percent and 20.2 percent for the nine months ended September 30, 1996 and 1995, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5) Reinsurance

     In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", adopted in 1993, the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $16.8 million and $17.1 million, respectively, for the nine months ended September 30, 1996 and 1995.

                                    EXHIBIT A

                         Approved Financial Information
                            As of September 30, 1996

As of September 30, 1996, December 31, 1995 and 1994 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $197.8 billion, $180.0 billion and $160.2 billion par value of securities, respectively (of which approximately 86 percent, 88 percent and 89 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.01 billion, $1.95 billion and $1.78 billion, respectively. As of September 30, 1996, the Certificate Insurer had reinsured approximately 18 percent of the risks it had written, 34 percent through quota share reinsurance and 66 percent through facultative arrangements.

Capitalization

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1994, December 31, 1995 and September 30, 1996, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since September 30, 1996.

(Unaudited)

                                   December 31,         December 31,        September 30,
                                       1994                 1995                 1996
                                  (in millions)        (in Millions)        (in Millions)
                                  -------------        -------------        -------------

Unearned Premiums                       $757                 $728                 $685
Other Liabilities                        261                  304                  332
Stockholder's Equity
  Common Stock                            15                   15                   15
  Additional Paid-in Capital             334                  334                  334
  Unrealized gains (losses)              (42)                  64                   12
  Foreign currency translation
    adjustment                            (1)                  (2)                  (2)
  Retained Earnings                      974                1,137                1,273
                                  ----------           ----------           ----------
Total Stockholder's Equity             1,280                1,548                1,632
                                  ----------           ----------           ----------
  Total Liabilities and
    Stockholder's Equity              $2,298               $2,580               $2,649
                                  ----------           ----------           ----------
                                  ----------           ----------           ----------

For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A and the unaudited interim financial statements of the Certificate Insurer included as Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accurancy of information, regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.